SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2002
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NX NETWORKS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




DELAWARE                             000-20512                    54-1345159
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(STATE OR OTHER                  (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
CORPORATION)

3863 CENTERVIEW DRIVE, CHANTILLY, VIRGINIA  20151
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 742-6000
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13595 DULLES TECHNOLOGY DRIVE, HERNDON, VIRGINIA  22209
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                                (FORMER ADDRESS)


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ITEM 5. OTHER EVENTS.

         On May 15, 2002, NX Networks, Inc. (the "Company") , filed with the United States Bankruptcy for the Eastern District of Virginia Alexandria Division its monthly operating report for the month ended April 30, 2002, which is attached hereto as Exhibit 99.1.

         On June 16, 2002, NX Networks, Inc. (the "Company") , filed with the United States Bankruptcy for the Eastern District of Virginia Alexandria Division its monthly operating report for the month ended May 31, 2002, which is attached hereto as Exhibit 99.2.

         On July 23, 2002, NX Networks, Inc. (the "Company") , filed with the United States Bankruptcy for the Eastern District of Virginia Alexandria Division its monthly operating report for the month ended June 30, 2002, which is attached hereto as Exhibit 99.3.

         On August 20, 2002, NX Networks, Inc. (the "Company") , filed with the United States Bankruptcy for the Eastern District of Virginia Alexandria Division its monthly operating report for the month ended July 31, 2002, which is attached hereto as Exhibit 99.4.

ITEM 7. EXHIBITS

         99.1     Monthly Operating Report for the month ended April 30, 2002
         99.2     Monthly Operating Report for the month ended May 31, 2002
         99.3     Monthly Operating Report for the month ended June 30, 2002
         99.4     Monthly Operating Report for the month ended July 31, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NX NETWORKS, INC.

Date:    9/17/2002                          By:      /s/ Richard Yalen
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                                                     Richard Yalen
                                                     Chief Executive Officer